                                                                   EXHIBIT 10.22

[WILLCOX INCORPORATED LETTERHEAD]

REINSURED:               SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE,
                         AND/OR S.C.P.I.E. INDEMNITY COMPANY,
                         AND/OR S.C.P.I.E. MANAGEMENT COMPANY,
                         AND/OR AMERICAN HEALTHCARE INDEMNITY COMPANY,
                         AND/OR FG CASUALTY COMPANY,
                         AND/OR S.C.P.I.E. INSURANCE SERVICES, INC.
                         AND/OR S.C.P.I.E. MANAGEMENT SERVICES, INC.
                         BEVERLY HILLS, CALIFORNIA

TYPE:                    THIRD EXCESS OF LOSS REINSURANCE

BUSINESS
COVERED: Physicians and Surgeons Comprehensive Professional and Business Liability Policies, including Clinics and Clinical Laboratories, Professional and Business Liability Policies for Hospitals and Errors and Omissions Liability Policies for Managed Care Organizations.

TERM:                    January 1, 1997 to December 31, 1997 as respects claims
(Eff. 1/1/97)            made during the calendar year 1997.

                         Retroactive date January 1, 1976, except for Extra Contractual Obligations which is January 1, 1979.

                         In respect of recoveries made under Section A.1:

                         The term "claims made" as used herein shall mean (A) In respect of Claims Made Policies, claims first notified to the Company during the term of this Agreement on any inforce policy or reporting endorsement arising out of incidents subsequent to the retroactive date of said policy as the result of the rendering of or failure to render a professional service or the reporting of losses which arise from the insured premises and operations incidental to the practice of a physician, hospital or managed care organization and/or (B) In respect of Occurrence Policies, claims or losses first notified to the Company during the term of this Agreement.



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TERM:
(Continued)              In the event of cancellation, and at the option of the
                         Reinsured, Reinsurers agree to run-off policies in force until natural expiration not to exceed 12 months from the expiration date hereon, subject to a Premium equal to 50% of the Actual Earned Reinsurance Premium.

                         In respect of recoveries made under Section A.2:

                         The term "claims made" shall mean claims first reported to the Reinsured during the period January 1, 1986 to December 31, 1991 and first reported to Reinsurers during the term of this Agreement.

TERRITORY:               As per the Company's original policies, contracts, or
                         binders.

EXCLUSIONS:              1.     Insolvency Funds.
                         2.     Nuclear Incident - Liability - Reinsurance.

LIMIT AND
RETENTION:               A.1.   $5,000,000 each and every loss in excess of
                                $5,000,000 each and every loss.

                         A.2. $5,000,000 each and every loss in excess of $5,000,000 each and every loss covering losses which were first reported to the Company during the period January 1, 1987 to December 31, 1991 and are first reported to the Reinsurers during the term of this Agreement. The coverage provided hereunder shall be no narrower nor broader in scope than that which was provided to the Company under their Third Excess of Loss Reinsurance Agreement in force for the same period (see attached Cover Note Nos. 01-87-0022, 01-88-0022, 01-89-0022, 01-90-0022, 01-91-0022).

WARRANTY:                1.     In respect of Physicians and Surgeons
                                Comprehensive Professional and Business
                                Liability Policies, including Clinics and
                                Clinical Laboratories, the Maximum Original
                                Policy Limit is $10,000,000, subject to inuring protection of $8,000,000 in excess of $2,000,000 or so deemed.

                         2. As respects Professional and Business Liability Policies for Hospitals written on or after January 1, 1996, Policy Limits greater than $500,000 reinsured elsewhere on an Excess of Loss basis or so deemed.



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

WARRANTY:
(Continued)              3.     As respects Professional and Business Liability
                                Policies for Hospitals written prior to January
                                1, 1996, Policy Limits greater than $5,000,000 reinsured elsewhere on an Excess of Loss basis or so deemed.

                         4. In respect of Errors and Omissions Liability Policies for Managed Care Organizations, Maximum Original Policy Limit $5,000,000.

PREMIUM:                 .333% of G.N.E.P.I.
(Eff. 1/1/97)
                         Deposit Premium:  $400,000, payable $100,000 quarterly.

                         Minimum - $400,000.

REINSTATEMENT(S):        A.1.   One in all at the option of the Company computed
                                Pro Rata as to amount 100% as respects premium.

                         All calculations of reinstatement premiums shall be based on paid losses only. The decision of the Company to exercise its reinstatement option must be relayed to Reinsurers within three (3) months from the time any reserve invades this Contract.

                                                    PLUS

                         A.2. In the event of a paid loss arising under this Section, additional to the reinstatement premium payable above, a further reinstatement premium shall be payable to be calculated at pro rata as respects amount/100% as respects premium based on annual premium of $125,000.

                                 It is understood and agreed that the payment of reinstatement premiums arising from losses recoverable under Section A.2. above shall be mandatory and not at the option of the Company.

                         Maximum Annual Aggregate Amount Recoverable under (A.) 1 and 2 combined is $10,000,000 in all.

ATTACHMENT OF
LIABILITY:               (A)     For purposes of determining the attachment of
                                 the Reinsurer's liability hereunder as respects any one loss, all losses (including Discovery
                                 Period Losses) involving one or more Original
                                 Insureds, arising from the same medical
                                 incident, and in which First Notice of Claim or Circumstance is notified to the Company during the term of this Agreement shall be covered hereunder. Where first notice falls in Agreement Years incepting prior to January 1,
                                 1992 the "Interlocking Clause" to apply hereon for Physicians and Surgeons Comprehensive
                                 Professional Liability Policies only.

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

ATTACHMENT OF
LIABILITY:
(Continued)           (B)   The date of a loss hereunder shall be the earliest
                             date, within the term of this Contract, that the company has received First Notice of Claim or Circumstance.

GENERAL
CONDITIONS:            Loss Adjustment Expenses to be Pro-Rated.
                       Excess of Original Policy Limits Clause.
                       80% Extra Contractual Obligations Clause.
                       Ultimate Net Loss Clause.
                       Net Retained Lines Clause.
                       Notice of Loss Clause.
                       Loss Funding Clause - Including IBNR (See Attached).
                       Special Funding Clause.
                       Confidentiality Clause.
                       Commutation Clause.
                       Federal Excise Tax Clause.
                       Errors and Omissions Clause.
                       Insolvency Clause.
                       Service of Suit Clause.
                       Arbitration Clause.
                       Access to Records Clause.
                       Willcox Incorporated Intermediary Clause.



REINSURERS
HEREON:                Domestic:
                       Transatlantic Reinsurance Company               7.50%
                       Travelers Indemnity Company                     5.00%
                                                                       ----
                                                  Domestic Total      12.50%

                       Australia:
                       Through Australian Independent Reinsurance
                       Services:
                         GIO Insurance Ltd.
                           trading as:
                           GIO Reinsurance                             7.50%
                                                                       ----
                                                  Australia Total      7.50%

                       Germany:
                       Hannover Ruckversicherungs AG                   7.50%
                                                                       ----
                                                  Germany Total        7.50%



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

REINSURERS
HEREON:
(Continued)    United Kingdom:
               Through Willcox Johnson & Higgins Reinsurance Brokers, Ltd.
                 London, England
               Underwriters at Lloyd's
                 SVH    1007                                  6.716%
                 DPM    435                                   6.716%
                 JHV    376           67.89%
                        2376          32.11%                  2.578%
                 ROS    227           83.00%
                        2227          17.00%                  1.163%
                 BFC    780                                   1.940%
                 BHB    1215                                  3.000%
                 SJB    1212                                  4.728%
                 GNR    570                                   2.328%
                 DJN    1096                                  1.164%
                 HGJ    205                                   5.478%
                 WEH    362                                   5.623%
                 RAE    219                                   4.656%
                 MFN    1027          55.64%
                        2027          44.36%                  1.552%
                 GSC    958                                    .775%
                 ANT    51                                     .776%
                 CFP    314                                   1.552%
                 AEG    991                                   1.702%
                 SAM    727                                   2.328%
                 HLM    529                                   2.039%
               CNA International Reinsurance Co., Ltd.        4.478%
               Sphere Drake Insurance PLC                     2.328%
               Unionamerica Insurance Company, Ltd.           8.880%
                                                             ------
                                   United Kingdom Total       72.50%

                                    Domestic Total            12.50%
                                    Foreign Total             87.50%
                                                             ------
                                    Grand Total              100.00%
                                                             ======





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This Cover Note is to confirm the terms and conditions which have been negotiated between Willcox Incorporated and the participating Reinsurers on your behalf. We request that you review this Cover Note with regard to the specific placement details and subscribing Reinsurers listed herein. In the event that any of these details do not meet with your approval or security of the subscribing Reinsurers does not meet with your requirements, please notify this office immediately. If all is found to be in order please sign and return the enclosed duplicate copy of this Cover Note for completion of our files.


-------------------------------------
Signature

--------------------------------------
Date




                                         Willcox Incorporated


                                         By [SIG]
                                           -------------------------------
                                           Executive Vice President





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
                         LOSS FUNDING - INCLUDING IBNR

               THIS IS APPLICABLE TO NON-ADMITTED REINSURERS ONLY


After consultation with their outside Actuaries, Tillinghast, Nelson & Warren Inc., S.C.P.I.E. intends to use the following IBNR factors applied to Gross Reinsurance Premiums for 1997 Letter of Credit Funding purposes applicable to Non-Admitted Reinsurers only:

                                           IBNR
         Period                            Factor
         ------                            ------
         Current Year                      97.00%
         First Development Year            40.00%
         Second Development Year           17.00%
         Third Development Year             7.00%
         Fourth Development Year &
         Subsequent                         2.00%


The Letter of Credit Funding requirement for IBNR will be net of any Specific Case Base Loss Reserves. Therefore, the factors outlined above represent the ceiling for the sum of Specific Case Base Loss Reserves and IBNR. Further, a cap of five times the Gross Reinsurance Premium will apply as the Lifetime IBNR Maximum for each Treaty Year.




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